1 First Quarter 2026 Earnings Conference Call April 21, 2026

1 Statements in this presentation which are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), and Peoples’ earnings release for the quarter ended March 31, 2026 (the “First Quarter Earnings Release”), included in Peoples’ Current Report on Form 8-K furnished to the Securities and Exchange Commission (“SEC”) on April 21, 2026, each of which is available on the SEC’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Peoples expects to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 (the “First Quarter Form 10-Q”) with the SEC on or about April 30, 2026. As required by U.S. generally accepted accounting principles, Peoples is required to evaluate the impact of subsequent events through the issuance date of its March 31, 2026, consolidated financial statements as part of its First Quarter Form 10-Q. Accordingly, subsequent events could occur that may cause Peoples to update its critical accounting estimates and/or to revise its financial information from that which is contained in this presentation. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2025 Form 10-K under the section “Risk Factors” in Part I, Item 1A and in the First Quarter Earnings Release. As such, actual results could differ materially from those contemplated by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. Safe Harbor Statement

2 This presentation contains financial information and performance measures determined by methods other than those in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). Management uses these “non-US GAAP” financial measures in its analysis of Peoples’ performance and the efficiency of its operations. Management believes that these non-US GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods and peers. These disclosures should not be viewed as substitutes for financial measures determined in accordance with US GAAP, nor are they necessarily comparable to non-US GAAP performance measures that may be presented by other companies. A reconciliation of these non-US GAAP financial measures to the most directly comparable US GAAP financial measures is included under the caption “Non-US GAAP Financial Measures (Unaudited)” at the end of the First Quarter Earnings Release. Use of Non-US GAAP Financial Measures

3 • Diluted earnings per share of $0.81 exceeded consensus analyst estimates of $0.80 • Net interest margin expanded 4 basis points, driven by lower deposit costs • Higher fee-based income • Loan growth of $13 million • Improvement in nonperforming loans and delinquency levels, coupled with reductions in criticized and classified loan balances • Increase of 3% in non-interest bearing deposits • Loan-to-deposit ratio improved to 88.5% • Tangible equity to tangible assets improved 12 basis points to 8.91% • Book value per share grew 1% on an annualized basis, while tangible book value per share improved 3% on an annualized basis Net income was $29.0 million, or $0.81 of diluted earnings per share (“EPS”) • Negatively impacted by one-time annual employee-related expenses of: ◦ $764,000, or $0.02 of diluted EPS, related to the forfeiture rate true-up on stock vested during the first quarter and up-front expense on stock grants for retirement-eligible employees ◦ $689,000, or $0.02 of diluted EPS, from employer contributions to employee health savings accounts First Quarter 2026 Financial Highlights

4 Loan Balances by Segment (As of Most Recent Quarter-End) 13% 4% 11% 24% 12% 8% 24% 4% Residential real estate Home equity lines of credit Owner occupied commercial real estate Non-owner occupied commercial real estate Other consumer loans Specialty finance Commercial and industrial Construction Loan Balances and Yields (Dollars in billions) $1.51 $1.45 $1.38 $1.30 $1.23 $4.92 $5.15 $5.35 $5.46 $5.55 6.77% 6.71% 6.71% 6.54% 6.47% Acquired loans and leases Originated loans and leases Quarterly loan yield 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 – Total loan balances grew $13 million compared to year-end – At March 31, 2026, 42% of loans were fixed rate, with the remaining 58% at a variable rate Loan Balances by Segment

5 North Star Leasing by Segment (As of Most Recent Quarter-End) 22% 11% 8% 8%8% 6% 37% Restaurant Titled - Vocational Titled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other – While our North Star Leasing business has experienced higher net charge-off levels in recent periods, it also positively impacts net interest margin and provides a diversified revenue stream – The historical average net charge-off rate for North Star Leasing in 2019 and prior years was between 4% - 5%, and we believe stimulus funds contributed to a lower net charge-off rate in 2022 and 2023 – The North Star portfolio origination yield (before accounting adjustments) is around 20% North Star Leasing North Star Leasing $162.7 $212.4 $220.9 $221.5 $212.0 $190.9 $176.7 $162.8 $149.1 $137.1 $126.5 $1,383 $3,027 $690 $2,205 $3,733 $7,483 $5,403 $4,836 $4,484 $5,325 $3,819 14.43% 14.49% 14.69% 14.35% 13.99% 14.24% 13.80% 14.14% 13.74% 14.25% 14.13% Ending Balance ($ in millions) Net Charge-Offs ($ in thousands) Yield (Net of Deferred Fees and Costs) Full Year 2022 Full Year 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026

6 High Balance Accounts (Dollars in millions) $11.1 $8.5 $7.6 $8.2 $1.3 $0.3 $— $— $— $— $— $— High balance account outstanding balances High balance account new production 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 – High balance accounts consist of leasing relationships in excess of $300,000 in aggregated balances North Star Leasing (High Balance Accounts) We have significantly reduced our exposure to high balance leases within the North Star Leasing portfolio – The high balance portfolio declined nearly 85% compared to December 31, 2023 – At March 31, 2026, these high balance leases totaled $9.4 million – We stopped originating new high balance leases through North Star in mid-2024 At March 31, 2026, our small-ticket lease balances comprised less than 2% of our total loan balances

7 Asset Quality Metrics 3.79% 3.79% 3.80% 3.52% 3.70% 3.99% 3.50% 3.31% 1.90% 2.12% 2.03% 1.93% 1.89% 2.36% 2.18% 2.10% 1.05% 1.06% 1.00% 1.01% 1.13% 1.11% 1.12% 1.16% 0.53% 0.76% 0.53% 0.50% 0.49% 0.47% 0.45% 0.41% Criticized loans as a % of total loans Classified loans as a % of total loans Allowance for credit losses as a % of total loans Nonperforming assets as a % of total assets 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 The allowance for credit losses was 1.16% of total loans at March 31, 2026 – Nonperforming loans declined over $3 million compared to the linked quarter, driven by reductions in loans 90+ days past due and accruing – Delinquency levels improved as 98.9% of our loan portfolio was considered “current” compared to 98.6% at year-end – Criticized loans declined $12 million, while classified loans decreased $5 million compared to year-end Asset Quality

8 Net Charge-Offs (Dollars in thousands) 5,403 4,838 4,484 5,325 3,819 2,718 2,126 2,345 2,114 2,826 Small-ticket leasing net charge-offs All other net charge-offs 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 — 2,000 4,000 6,000 8,000 10,000 Provision for Credit Losses and Net Charge-Offs Provision for credit losses increased while the annualized net charge-off rate declined compared to the linked quarter – Deterioration in macro-economic conditions used within our models drove the growth in provision for credit losses, and is not indicative of issues we are seeing in our portfolio – Small-ticket leasing net charge-offs declined compared to the linked quarter Net charge-offs have been heavily impacted by small-ticket leasing in recent quarters – Excluding small-ticket leasing, net charge-offs have been stable Quarterly Net Charge-Off Rate (Annualized) 0.52% 0.43% 0.41% 0.44% 0.40% 0.18% 0.14% 0.15% 0.13% 0.17% Total net charge-off rate Net charge-off rate, excluding North Star Leasing 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026

9 Net interest income declined $0.6 million compared to the linked quarter, while net interest margin expanded by 4 basis points – The lower net interest income was driven by reductions in accretion income and two fewer days in the first quarter compared to the fourth quarter – Net interest margin expansion was due to reductions in core deposit costs, excluding brokered CDs, which were down 12 basis points Net Interest Income (Dollars in thousands) $85,255 $91,049 $90,420 1Q 2025 4Q 2025 1Q 2026 Quarterly Net Interest Margin ("NIM") 4.26% 4.18% 4.27% 4.15% 4.12% 4.15% 4.16% 4.12% 4.16% 0.32% 0.28% 0.39% 0.23% 0.17% 0.12% 0.08% 0.08% 0.06% Net interest margin Accretion impact 1Q 2024 2Q 2024 3Q 2024 4Q 2024 1Q 2025 2Q 2025 3Q 2025 4Q 2025 1Q 2026 Accretion Income (Dollars in thousands) $3,481 $1,794 $1,259 1Q 2025 4Q 2025 1Q 2026 Net Interest Income

10 Non-interest income, excluding gains and losses, grew $0.4 million compared to the linked quarter – We recorded annual performance-based insurance commissions of $1.2 million, which we typically receive in the first quarter of each year – This income was partially offset by lower electronic banking income and deposit account service charges, which are seasonally higher in the fourth quarter of each year Net losses on asset disposals and other transactions were elevated for the linked quarter, driven by a $0.9 million loss on the sale of an OREO property, along with a $0.8 million loss on the redemption of subordinated debt. Non-Interest Income (Dollars in thousands) $27,099 $26,272 $28,254 1Q 2025 4Q 2025 1Q 2026 Non-Interest Income

11 Non-interest expense grew $0.3 million compared to the linked quarter – Annual one-time employee-related expenses totaling $1.5 million contributed to the increase – This increase was partially offset by declines in amortization of other intangible assets of $0.5 million and professional fees of $0.4 million The efficiency ratio increased compared to the linked quarter – The increase was driven by higher expenses and lower accretion income Non-Interest Expense (Dollars in thousands) $70,787 $71,294 $71,635 1Q 2025 4Q 2025 1Q 2026 Efficiency Ratio 60.7% 57.8% 58.6% 1Q 2025 4Q 2025 1Q 2026 Non-Interest Expense

12 Deposit Balances by Segment (As of Most Recent Quarter-End) 21% 15% 26% 12% 11% 12% 3% Non-interest-bearing deposits Interest-bearing demand accounts Retail certificates of deposit Money market deposit accounts Governmental deposit accounts Savings accounts Brokered deposits Deposit Balances and Costs (Dollars in billions) $1.53 $1.53 $1.54 $1.55 $1.59 $6.21 $6.11 $6.10 $6.06 $6.06 1.84% 1.76% 1.76% 1.68% 1.52% Non-interest-bearing deposits Interest-bearing deposits Quarterly deposit cost 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 First quarter 2026 deposits grew $192 million, excluding brokered CDs – Governmental deposits were seasonally higher, increasing $102 million, coupled with a $41 million increase in non-interest bearing deposits – Brokered CDs declined $154 million as we opted for a lower-cost funding source – At March 31, 2026, 77% of our deposits were to retail customers (comprised of consumers and small businesses), while the remaining 23% were to commercial customers – Our average retail customer deposit relationship was $27,000 at quarter-end, while our median was around $2,900 Deposits

13 Capital Metrics 13.75% 13.71% 13.79% 13.78% 13.98% 12.54% 12.39% 12.54% 12.73% 12.89% 12.10% 11.95% 12.11% 12.29% 12.45% 9.80% 9.83% 9.74% 9.91% 10.14% 8.34% 8.26% 8.53% 8.79% 8.91% Total risk-based capital ratio Tier 1 risk-based capital ratio Common equity tier 1 capital ratio Leverage ratio Tangible equity to tangible assets 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 – All of our regulatory capital ratios improved during the first quarter, as earnings (net of dividends) outpaced increases in risk- weighted assets – Our tangible equity to tangible assets ratio improved 12 basis points compared to year-end Capital

14 Our current expectations for 2026, excluding non-core expenses and the proposed merger: Operating Leverage – Expect to generate positive operating leverage for 2026, compared to 2025 Net Interest Income – We anticipate our net interest margin will be between 4.00% and 4.20% for the full year of 2026, which includes one 25 basis point rate cut – Each incremental 25 basis point reduction in rates from the Federal Reserve is expected to result in a 3 to 4 basis point decline in our net interest margin for the full year, while similar increases would have a 3 to 4 basis point improvement in our net interest margin Non-Interest Income Excluding Gains and Losses – Believe non-interest income, excluding gains and losses, will be between $28 and $30 million for each quarter for 2026 Non-Interest Expense – Anticipate quarterly non-interest expense of between $73 to $75 million for the second, third and fourth quarters of 2026 Loans/Asset Quality – We believe our loan growth will come in towards the low end of our guided range of 3% to 5% due to the movement of paydowns from late 2025 to 2026, coupled with the macro environment changes that occurred in the first quarter – Anticipate a reduction in our net charge-offs for 2026, compared to 2025, which could positively impact provision for credit losses, excluding any changes in the economic forecasts 2026 Outlook

15 Proposed Merger Details

16 This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples. Peoples will file a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this presentation with the SEC to register the shares of Peoples common stock to be issued to the shareholders of Citizens National Corporation (“Citizens”). The registration statement will include a proxy statement of Citizens that also constitutes a prospectus of Peoples, which, when finalized, will be sent to the shareholders of Citizens seeking their approval of the merger-related proposals. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they will contain important information about Peoples, Citizens and the proposed transaction. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC (sec.gov) or at Peoples (peoplesbancorp.com). These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations. Peoples and Citizens and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2026 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2026. Information about the directors and executive officers of Citizens and their ownership of Citizens common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents regarding the proposed transaction to be filed with the SEC when they become available. Free copies of this document may be obtained as described in the preceding paragraph. Important Information for Investors and Shareholders

Compelling Strategic Rationale

Peoples BANCORP + Citizens NATIONAL CORPORATION

COMPELLING STRATEGIC FIT

- Exceptional deposit franchise that addresses key strategic priorities of Peoples
- Low-cost of funding (1.27% MRQ[(1)] cost of deposits) and high balance sheet liquidity (58% loan-to-deposit ratio)
- In-market acquisition; familiarity with markets and client base

FINANCIALLY ATTRACTIVE

- Attractive pricing with modest expected TBV dilution (0.9%) and earnback period (<1 year)
- Expected EPS accretion of 5.6% in 2027
- Achievable and meaningful cost savings have been identified
- Opportunity to strengthen and optimize pro forma balance sheet
- 20%+ IRR expected

MAINTAINS FLEXIBILITY

- Ability to manage balance sheet to delay crossing $10 billion asset threshold
- Allows for opportunity to evaluate other strategic opportunities
- Minimal integration risk
- Pro forma capital ratios remain strong

CULTURAL ALIGNMENT

- Consistent approach to care for all stakeholders, including associates, customers, communities, and shareholders
- Aligned culture focused on serving the needs of clients and communities
- Matched principles and core values

(1) MRQ refers to the most recent fiscal quarter
Note: MRQ cost of deposits and loan/deposit ratio shown at or for the quarter ended March 31, 2026

17

18 Overview of Citizens National Corporation (OTCPK: CZNL) Transaction Structure & Consideration Franchise Highlights as of March 31, 2026 Combined Branch Footprint PEBO* (127) CZNL (12) • Founded in 1909 as Paintsville Bank & Trust Co. • Headquartered in Paintsville, KY • Operates 12 branches in eight Kentucky counties, which include Johnson, Floyd, Magoffin, Boyd, Carter, Pike, Lawrence and Clark $686.0M Total Assets $342.2M Gross Loans $586.0M Total Deposits 58% Loans / Deposits $64.9M TCE 9.7% TCE Ratio 0.87% LTM ROAA $6.0M LTM Net Income MRQ(1) Loan Composition MRQ(1) Deposit Composition Deposit Breakdown by County 5.91% MRQ(1) Yield on Loans 1.27% MRQ(1) Cost of Deposits 119% CRE / Total Capital Source: S&P Capital IQ Pro; Company documents // Note 1: Consolidated financial data as of March 31, 2026; loan and deposit compositions shown at the bank-level as of March 31, 2026 (1) MRQ refers to the most recent fiscal quarter Note 2: Deposit market share data as of June 30, 2025 per the FDIC’s Summary of Deposits * Map does not display all PEBO branches

Top Deposit Franchise in Kentucky

Citizens has a low loan-to-deposit ratio (58%), a high percentage of non-interest bearing deposits (30%) and a low cost of deposits (1.27% MRQ[(1)])

Deposit Highlights

- **Sticky relationships:** 13+ year average tenure amongst the top 25 depositors
- **Granular deposit base:** ~32,000 accounts with average account size of ~$15,000 and median account size of ~$1,000
- **Core funded:** 92% core deposits, zero brokered deposits
- **Highly liquid balance sheet:** 58% loan-to-deposit ratio provides opportunity for redeployment through PEBO's core lending lines
- **Low Uninsured Deposits:** Only ~18% uninsured deposits / total deposits

- #1 deposit market share in Johnson and Lawrence Counties



CZNL (12)
Burlington
Newport
Fort Thomas
Florence
Covington
Greenup
Boyd
Carter
Elliott
Lawrence
Morgan
Kentucky
Johnson
Martin
Magoffin
Floyd
Pike
Knott
Shively
Louisville
Jeffersontown
Georgetown
Frankfort
Lexington
Shepherdsville
Fort Knox
Radcliff
Bardstown
Nicholasville
Kentucky
Henderson
Owensboro
Elizabethtown
Danville
Richmond
Berea
Madisonville
Somerset
Glasgow
Hopkinsville
Bowling Green
Fort Campbell North
Middlesborough

Cost of Deposits vs. Kentucky Peers[(2)]

#4 of 36 in MRQ[(1)] Cost of Deposits

Paired with a highly liquid balance sheet *(58% Loans/Deposits)*



3.18%
CZNL, 1.27%
0.65%
Kentucky Peers

NIB Deposits / Deposits vs. Kentucky Peers[(2)]

92% core deposit funded; no brokered deposits

#6 of 36 in NIB Deposits / Deposits (%)



38%
CZNL, 30%
6%
Kentucky Peers

Source: S&P Capital IQ Pro; Company documents // Note 1: Excludes purchase accounting and other merger related adjustments // Note 2: Deposit market share data as of June 30, 2025 per the FDIC's Summary of Deposits // Note 3: Financial data as of March 31, 2026

(1) MRQ refers to the most recent fiscal quarter
(2) Peers include KY headquartered banks with total assets greater than $500M; excludes merger targets and mutuals; financial data as of most recently reported quarter

19

Transaction Summary

Transaction Overview & Expected Financial Impact[1]

Transaction Structure & Consideration	• Aggregate transaction value of $76.6 million[2] • Deal value per CZNL share of $78.39[3] • Fixed exchange ratio of 2.10x PEBO shares plus $8.00 in cash for each CZNL share outstanding
Valuation & Metrics[3]	• Deal Value / TBV: 118% • Deal Value / LTM Earnings: 12.7x • TBV Dilution at Close: 0.9% | TBV Earnback Period: <1 year • 2027 EPS Accretion: 5.6%
Cost Savings & Synergies	• 40% cost savings of CZNL's non-interest expense • Revenue synergies identified but not modeled
Selected Purchase Accounting Marks (Pre-Tax)	• Loan credit mark of 4.00% of loans at closing, or $13.7 million (assumes early adoption of FASB's amendments to ASU 2016-13; no non-PCD mark and no CECL "double-count") • Loan interest rate mark down of 1.00% of loans at closing, or $3.4 million, amortized straight line over 2.6 years • Core deposit intangible of 3.00% of non-time deposits, amortized SYD over 10 years • Other adjustments: ~$5.1 million[4]
Merger Charges	• One-time merger costs of $15.4 million (pre-tax)
Pro Forma Capital Ratios (at Close)	• Pro forma TCE Ratio: 9.5% • Pro forma CET1 Ratio: 12.6% • All other regulatory capital ratios remain well capitalized
Timing & Approvals	• Anticipated transaction close in the second half of 2026 • Subject to customary regulatory approvals and CZNL shareholder approval

(1) Pro forma implications include impacts of any potential deposit divestitures required as well as balance sheet management to remain under $10B in total assets at year-end 2026 (see page 22)
(2) Based on 976,924 CZNL shares outstanding
(3) Based on PEBO's 20-day volume weighted average price per share of $33.52 on April 20, 2026
(4) Includes gain on Visa B shares and mark downs of time deposits and trust preferred securities

Source: Company documents
Note: Financial metrics reference data as of March 31, 2026

20

Comprehensive Due Diligence

Highlights

- Thorough review of all functional areas of Citizens, completed by Peoples' seasoned due diligence team
- In-depth document review
- Management meetings covering each diligence focus area
- Comprehensive loan review with internal Peoples credit team members accompanied by third-party analysis
- Exhaustive diligence reviews sets up Peoples for successful integration

Rigorous Credit Review

2,242
Individual Loans Reviewed

~90%
of Loan Balances Reviewed

100%
Review of 'Watch' Loans

20+
PEBO Internal Participants

Key Diligence Focus Areas

- Business Overview & Strategy
- Credit & Asset Quality
- Commercial Banking, Retail Banking & Consumer Lending
- Finance, Accounting & Tax
- Deposits & Funding
- Human Resources & Third-Party Vendors
- Risk Management, Compliance & Audit
- Treasury & Investments
- Information Technology & Security
- Legal & Regulatory

21

22 Crossing the $10 Billion Threshold • Peoples remains ready to cross the $10 billion asset threshold following years of steady, continuous preparation • We have proactively invested in the systems, infrastructure, talent and governance needed to seamlessly transition to a $10 billion bank • Though currently prepared, we will use the acquisition of Citizens as an opportunity to strategically manage the balance sheet to focus on core funding, taking full advantage of Citizen’s exceptional deposit base • Our contemplated actions will keep Peoples under $10 billion in assets through the remainder of 2026 Contemplated Balance Sheet Actions(1) • To ensure we remain below $10 billion in assets at year-end 2026, we anticipate selling Citizens’ entire securities portfolio, as well as ~$300 million of Peoples’ securities, at transaction closing ◦ The securities expected to be sold have a weighted average yield of 2.48% • Proceeds from the securities sale will be used to pay down a meaningful portion of Peoples’ overnight and wholesale borrowings (approximately $560 million) ◦ The borrowings expected to be repaid have a weighted average cost of 3.85% • The magnitude of the restructuring ensures that Peoples’ organic growth prospects for the remainder of 2026 are not impeded, and expected timing of organic crossing of $10 billion in assets remains unchanged (1) Securities sale metrics subject to change Strategic Considerations How We Have Prepared 2026 Implemented cloud native data warehouse (Snowflake) 2025 Implemented cloud native commercial loan origination (nCino) and Governance, Risk & Compliance (AuditBoard) systems 2024 Implemented best-in-class customer relationship (Salesforce) and insurance agency management (Applied Epic) solutions 2023 Deployed new dealer floor plan system (Data Scan), enhanced fraud monitoring, and completed external readiness assessment 2016 – 2022 Completed core conversion and internal readiness assessment, enhanced online & mobile banking experience, and implemented robotic process automation in some business processes

23 Transaction Highlights ATTRACTIVE DEPOSIT BASE Acquisition of a best-in- class, in-market deposit franchise, while strategically enhancing and optimizing the existing Kentucky footprint LOW RISK INTEGRATION Low-risk transaction given shared vision, credit culture, overlapping markets, and operating model – supporting seamless integration and preserving flexibility for continued growth or additional acquisitions FINANCIALLY COMPELLING Attractively priced transaction that balances EPS accretion with minimal tangible book value dilution COMMUNITY IMPACT Combines two cultures with strong commitment to community engagement and local economic impact